As filed with the Securities and Exchange Commission on December 19, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K/A
(Amendment No. 1)
 _____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2012

_____________________
ExactTarget, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-35461	20-1367351
(Commission File Number)	(IRS Employer Identification No.)

20 North Meridian Street, Suite 200 Indianapolis, Indiana	46204
(Address of Principal Executive Offices)	(Zip Code)

(317) 423-3928
(Registrant’s telephone number, including area code)

None
(Former name, former address and former fiscal year, if changed since last report)
 _____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

On October 9, 2012, ExactTarget, Inc. (the "Company”) completed the acquisition of all of the membership units of Pardot LLC, a Georgia limited liability company (“Pardot”) and entered into a related unit purchase agreement (the “Pardot Purchase Agreement”). The terms of the Pardot Purchase Agreement were previously reported in the Company's Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2012 (the “Initial Report”). This Current Report on Form 8-K/A amends Item 9.01 of the Initial Report to provide (1) certain financial statements of Pardot, and (ii) certain unaudited pro forma financial information of the Company to reflect the Pardot acquisition.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
The following audited and unaudited financial statements of Pardot are incorporated herein by reference to Exhibit 99.2 to this Form 8-K/A:

(i)	Audited consolidated financial statements of Pardot as of and for the fiscal years ended December 31, 2011 and 2010; and

(ii)	Unaudited interim consolidated financial statements of Pardot as of September 30, 2012 and for the nine months ended September 30, 2012 and September 30, 2011.

(b) Pro Forma Financial Information.
The following unaudited pro forma financial information is incorporated herein by reference to Exhibit 99.3 to this Form 8-K/A:

(i)	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2012; and

(ii)	Unaudited pro forma condensed combined consolidated statement of operations and comprehensive loss of the Company for the year ended December 31, 2011; and

(iii)	Unaudited pro forma condensed combined consolidated statement of operations and comprehensive loss of the Company for the nine months ended September 30, 2012.

(c) Exhibits.
See Exhibit Index hereto, which is incorporated by reference into this Item 9.01 of this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 19, 2012	By:	/s/ Steven A. Collins
Steven A. Collins Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1
Unit Purchase Agreement by and among Pardot LLC, the sellers identified therein, David Cummings and ExactTarget, Inc., dated October 9, 2012 (incorporated by reference to Exhibit 2.1 to ExactTarget, Inc.’s Current Report on Form 8-K (File No. 001-35461) filed with the Securities and Exchange Commission on October 9, 2012).

99.1
Press Release dated October 11, 2012 (incorporated by reference to Exhibit 99.1 to ExactTarget, Inc.’s Current Report on Form 8-K (File No. 001-35461) filed with the Securities and Exchange Commission on October 9, 2012).

99.2
Audited consolidated financial statements of Pardot as of and for the fiscal years ended December 31, 2011 and 2010; and unaudited interim consolidated financial statements of Pardot as of September 30, 2012 and for the nine months ended September 30, 2012 and September 30, 2011.

99.3
Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2012; and unaudited pro forma condensed combined consolidated statement of operations and comprehensive loss of the Company for the year ended December 31, 2011; and unaudited pro forma condensed combined consolidated statement of operations and comprehensive loss of the Company for the nine months ended September 30, 2012.

3